EXHIBIT 10.4

TERMINATION OF GRANT UNDER SIMMONS FIRST NATIONAL CORPORATION
LONG TERM INCENTIVE PLAN TO MARTY D. CASTEEL

EXHIBIT 10.4

TERMINATION OF GRANT UNDER
SIMMONS FIRST NATIONAL CORPORATION
LONG TERM INCENTIVE PLAN

          WHEREAS, Marty D. Casteel ("Participant") was granted an award under the Simmons First National Corporation Long Term Incentive Plan ("Plan") for 2008;

          WHEREAS, the award consisted of $65,000.00 in cash and 2,241 shares of Simmons First National Corporation Common Stock ("SFNC Stock");

          WHEREAS, in light of the current economic conditions and the recently adopted statutory and regulatory provisions restricting the use of incentive compensation by certain financial institutions, the Company terminated the Plan;

          WHEREAS, the Company and the Participant have agreed that the Participant's 2008 grant under the Plan should be terminated and cancelled.

          NOW, THEREFORE, the undersigned agree as follows:

          1.  Termination of Grant.  The 2008 LTIP grant to the Participant, consisting of  $65,000 in cash and 2,241 shares of SFNC Stock, is hereby terminated and cancelled, effective February 23, 2009.

          IN WITNESS WHEREOF, the parties have executed this instrument this ___ day of _______________, 2009.

SIMMONS FIRST NATIONAL CORPORATION

By
Title:

Marty D. Casteel